                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                            Securities Act of 1934


Date of Report (Date of earliest event reported): May 1, 1998

                             BOSTON CHICKEN, INC.
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            (Exact name of registrant as specified in this charter)


Delaware                             0-22802                         36-3904053
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(State or other                    (Commission                    (IRS Employer
jurisdiction of                      File No.)              Identification No.)
incorporation)


     14123 Denver West Parkway, P.O. Box 4086, Golden, Colorado 80401-4086
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                   (Address of principal executive offices)


                                (303) 278-9500
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             (Registrant's telephone number, including area code)


                                Not applicable
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         (Former name or former address, if changes since last report)

Item 5.  Other Events.

     On May 1, 1998, Boston Chicken, Inc. (the "Company") announced the resignation of Saad J. Nadhir, as a director and Co-Chairman and Chief Executive Officer of the Company, Scott A. Beck, as a director and Co-Chairman and President of the Company, and Mark W. Stephens, as a director and Vice-Chairman and Chief Financial Officer of the Company. The Company also announced that Messrs. Nadhir and Stephens will serve as consultants to the Company for a period of time following their resignations. Copies of the agreements entered into between the Company and each of Messrs. Nadhir, Beck and Stephens in connection with their respective resignations from the Company are filed as exhibits to this Report.

     Also on May 1, 1998, the Company announced that J. Michael Jenkins, 51, had been elected to the Board of Directors of the Company and named Chairman of the Board, Chief Executive Officer and President of the Company. Since September 1996, Mr. Jenkins served as Chief Executive Officer, President and a director of Vicorp Restaurants, Inc. ("Vicorp"), which operates and franchises Village Inn and Bakers Square restaurants. From August 1994 to September 1996, he served as Co-Chief Executive Officer, President and a director of Vicorp. Prior thereto, Mr. Jenkins served as Chairman of the Board and Chief Executive Officer of El Chico Restaurants, Inc. from February 1992. Pursuant to an executive employment agreement with the Company, Mr. Jenkins received a $3 million signing bonus, with the right to receive an additional $2 million bonus on the third anniversary of his employment with the Company. Mr. Jenkins was also granted an option to purchase one million shares of the Company's Common Stock at an exercise price of $4.00 per share. The option becomes exercisable with respect to 250,000 shares on each of the first four anniversaries of Mr. Jenkins' employment with the Company. Mr. Jenkins will be paid an annual salary of $500,000. Copies of the agreements entered into between the Company and Mr. Jenkins in connection with his employment with the Company are filed as exhibits to this Report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial Statements of Business Acquired.

     None required.

     (b)  Pro Forma Financial Information.

     None required.

     (c)  Exhibits.

     See Exhibit Index appearing elsewhere herein, which is incorporated herein by such reference.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 6, 1998


                                          BOSTON CHICKEN, INC.


                                          By:  /s/ Michael R. Daigle
                                             ----------------------------
                                             By: Michael R. Daigle
                                             Title: Senior Vice President
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                             BOSTON CHICKEN, INC.

                                 EXHIBIT INDEX

Exhibit Number              Description
10.1                        Consulting Agreement dated as of May 1, 1998 by and between the Company and Saad J. Nadhir.

10.2                        Termination Agreement dated as of May 1, 1998 by and between the Company and Scott A. Beck.

10.3                        Transition and Consulting Agreement dated as of May 1, 1998 by and between the Company and
                            Mark W. Stephens.

10.4                        Executive Employment Agreement dated as of May 1, 1998 by and between the Company and
                            J. Michael Jenkins.

10.5                        Indemnification Agreement dated as of May 1, 1998 by and between the Company and
                            J. Michael Jenkins.

10.6                        Non-Qualified Stock Option Agreement dated as of May 1, 1998 by and between and the Company and J. Michael Jenkins.